Exhibit 10.1

Execution Version

SIXTH AMENDMENT TO ABL CREDIT AGREEMENT

SIXTH AMENDMENT TO ABL CREDIT AGREEMENT (this “Sixth Amendment”), dated as of March 18, 2022, among PARTY CITY HOLDINGS INC., a Delaware corporation (the “Borrower Agent”), PARTY CITY CORPORATION, a Delaware corporation (the “Subsidiary Borrower” and, together with the Borrower Agent, the “Borrowers”), PC INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“Holdings”), the subsidiaries of the Borrowers party hereto as Loan Parties, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and each of the Lenders (as defined below) party hereto. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the ABL Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrowers, Holdings, the Administrative Agent, the subsidiaries of the Borrowers from time to time party thereto and each lender from time to time party thereto (the “Lenders”) have entered into an ABL Credit Agreement, dated as of August 19, 2015 (as amended by that certain First Amendment to ABL Credit Agreement, dated as of August 2, 2018, as further amended by that certain Second Amendment to ABL Credit Agreement, dated as of March 4, 2019, as further amended by that certain Third Amendment to ABL Credit Agreement, dated as of April 8, 2019, as further amended by that certain Fourth Amendment to ABL Credit Agreement, dated as of June 28, 2019, as further amended by that certain Fifth Amendment to ABL Credit Agreement, dated as of February 19, 2021, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “ABL Credit Agreement”); and

WHEREAS, the Borrowers, Holdings, the Administrative Agent and the Lenders party hereto desire to amend the ABL Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1. Amendment to ABL Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the ABL Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the ABL Credit Agreement is hereby amended by amending and restating clause (a) of the definition of “Eligible In-Transit Inventory” in its entirety as follows:

“(a) (I)(A) for the period from the date of delivery of the Borrowing Base Certificate for the Fiscal Month of February 2022 until the later of (x) the date the Borrowing Base Certificate for the Fiscal Month of January 2023 has been delivered or is required to be delivered in accordance with Section 5.01(q) or (y) such later date as the Administrative Agent may determine in its sole discretion, which has been shipped from a foreign location for receipt by any Loan Party within 75 days of the date of shipment; provided that the aggregate amount, after application of the applicable advance rate as set forth in and in accordance with the definition of “Inventory Component”, of such Eligible In-Transit Inventory shall not exceed $75,000,000 and (B) thereafter, which has been shipped from a foreign location for receipt by any Loan Party within 60 days of the date of shipment; provided that the aggregate amount, after application of the applicable advance rate as set forth in and in accordance with the definition of “Inventory Component”, of such Eligible In-Transit Inventory shall not exceed $50,000,000 or (II) which has been shipped from a domestic location for receipt by any Loan Party within 15 days of the date of shipment, but, in each case, which has not yet been delivered to such Loan Party;”

SECTION 2. Conditions of Effectiveness of this Sixth Amendment. This Sixth Amendment shall become effective on the date when the following conditions shall have been satisfied (such date, the “Sixth Amendment Effective Date”):

(a) the Loan Parties, the Administrative Agent and Lenders constituting the Super Majority Lenders under the ABL Credit Agreement shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent;

(b) on the Sixth Amendment Effective Date and after giving effect to this Sixth Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Administrative Agent shall have received from the Borrowers a certificate executed by a Responsible Officer of the Borrower Agent, certifying the foregoing and as to the matters set forth in Section 6 hereof; and

(c) the Administrative Agent shall have received, for the benefit of each Lender that has delivered an executed counterpart to this Sixth Amendment on or prior to 12:00 p.m. (New York time) on March 18, 2022 (such date, the “Consent Deadline”), a consent fee (“Consent Fee”) in an amount equal to $7,500, the full amount of which fee shall be earned and payable on the date that is three (3) Business Days after the Consent Deadline.

SECTION 4. Costs and Expenses. Each Borrower hereby reconfirms its obligations pursuant to Section 9.03 of the ABL Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.

SECTION 5. Remedies. This Sixth Amendment shall constitute a “Loan Document” for all purposes of the ABL Credit Agreement and the other Loan Documents.

SECTION 6. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Sixth Amendment, each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders on and as of the Effective Date that, in each case:

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(a) this Sixth Amendment has been duly authorized, executed and delivered by it and each of this Sixth Amendment and the ABL Credit Agreement (as modified by this Sixth Amendment) constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(b) all representations and warranties contained in the ABL Credit Agreement and in the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier therein) with the same effect as though such representations and warranties had been made on the Sixth Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (without duplication of any materiality qualifier therein) only as of such specified date).

SECTION 7. Reference to and Effect on the ABL Credit Agreement and the Loan Documents.

(a) On and after the Sixth Amendment Effective Date, each reference in the ABL Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the ABL Credit Agreement shall mean and be a reference to the ABL Credit Agreement, as amended by this Sixth Amendment.

(b) The ABL Credit Agreement and each of the other Loan Documents, as specifically amended by this Sixth Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations of the Loan Parties, in each case, as amended by this Sixth Amendment.

(c) The execution, delivery and effectiveness of this Sixth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 8. Governing Law. THIS SIXTH AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SIXTH AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 9. Counterparts. This Sixth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Administrative Agent. The words “execution,” “signed,” “signature,” and

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words of like import in this Sixth Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar applicable state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Sixth Amendment as of the date first above written.

PC INTERMEDIATE HOLDINGS, INC.

By:	/s/ Todd Vogensen
Name:	Todd Vogensen
Title:	Chief Financial Officer and Assistant Secretary

PARTY CITY HOLDINGS INC.

By:	/s/ Todd Vogensen
Name:	Todd Vogensen
Title:	Chief Financial Officer, Chief Accounting Officer
and Executive Vice President

PARTY CITY CORPORATION
PARTY HORIZON INC.
AM-SOURCE, LLC
AMSCAN INC.
TRISAR, INC.

By:	/s/ Todd Vogensen
Name:	Todd Vogensen
Title:	Vice President and Treasurer

ANAGRAM EDEN PRAIRIE PROPERTY HOLDINGS LLC

By:	PARTY CITY HOLDINGS INC., its sole member

By:	/s/ Todd Vogensen
Name:	Todd Vogensen
Title:	Chief Financial Officer, Chief Accounting Officer
and Executive Vice President

AMSCAN CUSTOM INJECTIONS MOLDING, LLC
AMSCAN PURPLE SAGE, LLC
AMSCAN NM LAND, LLC

By:	AMSCAN INC., its sole manager

By:	/s/ Todd Vogensen
Name:	Todd Vogensen
Title:	Vice President and Treasurer

[Signature Page to Sixth Amendment to ABL Credit Agreement (Party City)]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Lender, Swingline Lender and Issuing Bank

By:	/s/ Alicia Schreibstein
Name:	Alicia Schreibstein
Title:	Authorized Officer

[Signature Page to Sixth Amendment to ABL Credit Agreement (Party City)]

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED LENDER HEREBY CONSENTS TO THE SIXTH AMENDMENT TO WHICH THIS SIGNATURE PAGE IS ATTACHED.

NAME OF INSTITUTION

Bank of America, N.A., as a Lender

By:	/s/ Peter M. Walther
Name: Peter M. Walther
Title: Senior Vice President

[Signature Page to Sixth Amendment to ABL Credit Agreement (Party City)]

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED LENDER HEREBY CONSENTS TO THE SIXTH AMENDMENT TO WHICH THIS SIGNATURE PAGE IS ATTACHED.

NAME OF INSTITUTION

Wells Fargo Bank, National Association
as a Lender

By:	/s/ Brent E. Shay
Brent E. Shay
Director

[Signature Page to Sixth Amendment to ABL Credit Agreement (Party City)]

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED LENDER HEREBY CONSENTS TO THE SIXTH AMENDMENT TO WHICH THIS SIGNATURE PAGE IS ATTACHED.

NAME OF INSTITUTION

CREDIT SUISSE AG, Cayman Islands Branch
as a Lender

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

By:	/s/ Jessica Gavarkovs
Name: Jessica Gavarkovs
Title: Authorized Signatory

[Signature Page to Sixth Amendment to ABL Credit Agreement (Party City)]

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED LENDER HEREBY CONSENTS TO THE SIXTH AMENDMENT TO WHICH THIS SIGNATURE PAGE IS ATTACHED.

NAME OF INSTITUTION

MUFG Union Bank, N.A., as a Lender

By:	/s/ Peter Otoki
Name: Peter Otoki
Title: VP

[Signature Page to Sixth Amendment to ABL Credit Agreement (Party City)]

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED LENDER HEREBY CONSENTS TO THE SIXTH AMENDMENT TO WHICH THIS SIGNATURE PAGE IS ATTACHED.

NAME OF INSTITUTION

TD Bank, N.A., as a Lender

By:	/s/ Jennifer Visconti
Name: Jennifer Visconti
Title: Vice President

[Signature Page to Sixth Amendment to ABL Credit Agreement (Party City)]

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED LENDER HEREBY CONSENTS TO THE SIXTH AMENDMENT TO WHICH THIS SIGNATURE PAGE IS ATTACHED.

NAME OF INSTITUTION

Bank of Montreal, as a Lender

By:	/s/ Sonja Filipovic
Name: Sonja Filipovic
Title: Assistant Vice President

[Signature Page to Sixth Amendment to ABL Credit Agreement (Party City)]

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED LENDER HEREBY CONSENTS TO THE SIXTH AMENDMENT TO WHICH THIS SIGNATURE PAGE IS ATTACHED.

NAME OF INSTITUTION

Goldman Sachs Bank USA, as a Lender

By:	/s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

[Signature Page to Sixth Amendment to ABL Credit Agreement (Party City)]